[GRAPHIC]

GE LOGO



ELFUN FUNDS
ANNUAL REPORT
December 31, 1995

                                                 UNDERSTANDING YOUR REPORT

                                                            Page
                                                            ____

ELFUN FUNDS' SPECTRUM                         INSIDE FRONT COVER
     HOW YOUR FUNDS MATCH UP WITH THE RISK/RETURN SPECTRUM

CHAIRMAN'S LETTER                                              1
                   DALE FREY ON MARKET EVENTS

REVIEW OF PERFORMANCE
AND SCHEDULES OF INVESTMENTS

  ELFUN GLOBAL FUND                                            2
  ELFUN TRUSTS                                                 7
  ELFUN DIVERSIFIED FUND                                      12
  ELFUN TAX-EXEMPT INCOME FUND                                20
  ELFUN INCOME FUND   . .                                     28
  ELFUN MONEY MARKET FUND                                     35
     PORTFOLIO MANAGERS DISCUSS YOUR FUNDS' RESULTS IN 1995

FINANCIAL STATEMENTS                                          41
      FINANCIAL HIGHLIGHTS AND STATEMENTS OF ASSETS AND
      LIABILITIES, OPERATIONS, AND CHANGES IN NET ASSETS

NOTES                                                         50
             NOTES TO THE FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT                                  55
                THE ACCOUNTANT'S OPINION

ELFUN FUNDS INVESTMENT TEAM   . .                             56

SHAREHOLDER INQUIRIES                          INSIDE BACK COVER
         HOW YOU CAN OBTAIN MORE INFORMATION

_______________________________________________________________________________

ON THE COVER:  GE Investments' portfolio managers are pictured making a trade in one of our newly upgraded trading rooms. During 1995, GE Investments made technological improvements in an effort to create state-of-the-art trading facilities.

                                INVESTMENT STRATEGY
_______________________________________________________________________________

CONSERVATIVE                    MODERATE                      AGGRESSIVE


FINDING THE RIGHT MIX OF RISK AND RETURN
_______________________________________________________________________________



MUTUAL FUND CATEGORIES                                        POTENTIAL
                                                             RISK/RETURN
                                                              SPECTRUM
_______________________________________________________________________________

GLOBAL GROWTH This category includes international stock funds that invest in common stocks and other equity securities of companies located primarily outside the United States. Compared with domestic stocks, these funds offer potentially higher returns, but carry additional risks.

Growth This category includes stock funds designed to pursue long-term growth. Balanced and asset allocation funds investing in diversified portfolios of bonds, other fixed income securities and money market instruments, as well as stocks may also be included. Although stocks historically have offered the greatest growth potential, they have fluctuated more in price from day to day.

Income This category includes taxable or tax-exempt bond funds. Depending on the types of bonds or other fixed income securities in which the funds invest, these funds seek to provide a moderate to high level of current income, while aiming to preserve an investor's original investment value. Stability This category seeks to provide strong safety and stability of principal while providing current income. Funds in this category are built around high-quality, short-term securities with remaining maturities of 13 months or less.

Finding the right mix of risk and return

ELFUN FUNDS
_______________________________________________________________________________

ELFUN GLOBAL FUND

ELFUN TRUSTS
ELFUN DIVERSIFIED FUND

Each investor has a unique notion of what the "right" mix of risk and return should be. You may, for example, be an investor who seeks to maintain the highest possible degree of stability in your portfolio, and therefore favors money market securities. Or, you may be at the opposite end of the spectrum - someone who is willing to accept and tolerate higher degrees of risk in exchange for the potential of higher returns offered by stocks. Because higher returns generally mean greater price fluctuations and potential loss, investment decisions will always revolve around this tradeoff.


ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

To help you align your portfolio's particular blend of risk and return with your investment preferences, Elfun Funds strives to offer an evenly balanced array of investment options.

ELFUN MONEY MARKET FUND

As illustrated at left, each fund in the Elfun family of funds falls into a distinct category that is designed to match up with the various stages of the risk/return spectrum. Using this guide, you can fashion a diversified portfolio to help you achieve your individual investment goals while maintaining a level of risk acceptable to you. Through this type of approach, Elfun Funds can truly be your core investment program.

[GRAPHIC]

GE LOGO



ELFUN FUNDS
ANNUAL REPORT
December 31, 1995

                                                 UNDERSTANDING YOUR REPORT

                                                            Page
                                                            ____

ELFUN FUNDS' SPECTRUM                         INSIDE FRONT COVER
     HOW YOUR FUNDS MATCH UP WITH THE RISK/RETURN SPECTRUM

CHAIRMAN'S LETTER                                              1
                   DALE FREY ON MARKET EVENTS

REVIEW OF PERFORMANCE
AND SCHEDULES OF INVESTMENTS

  ELFUN GLOBAL FUND                                            2
  ELFUN TRUSTS                                                 7
  ELFUN DIVERSIFIED FUND                                      12
  ELFUN TAX-EXEMPT INCOME FUND                                20
  ELFUN INCOME FUND   . .                                     28
  ELFUN MONEY MARKET FUND                                     35
     PORTFOLIO MANAGERS DISCUSS YOUR FUNDS' RESULTS IN 1995

FINANCIAL STATEMENTS                                          41
      FINANCIAL HIGHLIGHTS AND STATEMENTS OF ASSETS AND
      LIABILITIES, OPERATIONS, AND CHANGES IN NET ASSETS

NOTES                                                         50
             NOTES TO THE FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT                                  55
                THE ACCOUNTANT'S OPINION

ELFUN FUNDS INVESTMENT TEAM   . .                             56

SHAREHOLDER INQUIRIES                          INSIDE BACK COVER
         HOW YOU CAN OBTAIN MORE INFORMATION

_______________________________________________________________________________

ON THE COVER:  GE Investments' portfolio managers are pictured making a trade in one of our newly upgraded trading rooms. During 1995, GE Investments made technological improvements in an effort to create state-of-the-art trading facilities.

                                                   A LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER:

This past year marks some exciting changes at GE Investments. We have devoted significant efforts and resources to improving our customer service capabilities. Our GE Inquiry Center has been expanded to accommodate major technology improvements. Each of our inquiry specialists has undergone extensive training in order to provide you with more valuable information.
In addition, we continue to upgrade our trading areas with the latest equipment for trading, news and information to assure that our analysts stay on top of the markets. In the same spirit of change, you'll note some improvements to this year's annual report. We have organized the report to be more interesting and informative for you. For example, we added helpful fund information on the inside front cover to guide you through the report. Also, we have expanded our reviews of performance to include more fund highlights.

                           PERFORMANCE HIGHLIGHTS

[GRAPHIC]
PHOTO OF DALE F. FREY

After weak financial performance in 1994, financial markets rebounded tremendously in 1995, especially in the U.S. The Elfun Funds followed this trend with Elfun Trusts leading the way in performance with an annual return of 39.2%, the 3rd best year for the Fund since 1954. Elfun Diversified had its best year ever, with a 27.1% return, benefiting from the Fund's allocation in the U.S. stock market. The fixed income funds were boosted by lower interest rates in 1995, with both Elfun Income (18.2% return) and Elfun Tax-Exempt (17.3% return) achieving double digit performance.

          All of the Elfun Funds, except Elfun Global, outperformed the average of their peers' returns for the year, based on calculations by Lipper Analytical Services, an independent mutual fund rating service.
Additionally, the 1995 annual returns of Elfun Trusts and Elfun Money Market were in the top 10% of their Lipper peers.

          The average total returns for each applicable Lipper category, and complete details of each fund's performance can be found on various performance review pages contained in this annual report.

                              MARKET OVERVIEW

Strong corporate earnings were reported throughout 1995, along with low inflation and decreasing interest rates. Merger and acquisition activity topped $450 billion for the year and cash flows into equity mutual funds exceeded $100 billion, setting records for both measures. These factors drove the S&P 500 up 37.6% for the year.

          Bonds recovered after the worst market in history in 1994, reacting well to indications of an economy under control. The 1995 returns were 18.5%, as measured by the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Municipal Bond Index, returned 17.5% for the year, a strong performance considering that tax reform concerns hovered over the tax-exempt market throughout the year.

          International equity market performance, as measured by the MSCI EAFE Index, lagged the U.S. equity markets with a return of 11.2% for the year. This underperformance was primarily driven by Japan, where weak economic prospects and impending "bad debt" problems at financial institutions held Japanese equities to only a 0.7% gain in 1995. European markets posted a respectable return of 21.8% for the year. We believe European companies continue to represent excellent global values as cost-cutting efforts begin to pay off.

                                MARKET OUTLOOK

All in all, 1995 was a terrific year for the financial markets. Looking forward, the potential certainly exists for a short-term market correction given current high market valuation levels. Over the long term however, lower interest rates, controlled inflation, and stable economic growth should result in a continuation of long-term growth in the financial markets.

          It was a pleasure to serve your investment needs in 1995 and we look forward to helping you meet your financial objectives in 1996.


/s/ Dale F. Frey
Dale F. Frey
Chairman of the Board and President
GENERAL ELECTRIC INVESTMENTS CORPORATION

                                                   ELFUN GLOBAL FUND
Q

&

A


RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY OPERATION OF GE INVESTMENTS WITH TOTAL ASSETS OF NEARLY $6 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE ELFUN GLOBAL FUND. PRIOR TO JOINING GE INVESTMENTS IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT AND DIRECTOR OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE INVESTMENTS' ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.


Q.  HOW DID THE ELFUN GLOBAL FUND PERFORM COMPARED TO ITS BENCHMARKS IN 1995?

A. The elfun global fund had a return of 16.0% in 1995. The msci world index Returned 20.7%. Our lipper peer group of 205 global funds had an average Return of 16.5%.

Q.  WHY DID THE FUND UNDERPERFORM THESE BENCHMARKS?

A. The primary driver of our underperformance relative to the benchmarks has been the significant underweight position in the U.S. Although we did add to our U.S. holdings in the fourth quarter of 1994 and the first quarter of 1995 (Travelers Group and Ecolab were new names), it was not enough to get our holdings to the MSCI World Index benchmark level. We are underweighted in the U.S. and likely to remain so because we have been finding that what we believe are more attractive relative valuations in the stocks outside the U.S. Additionally our weightings in emerging markets (8.6% of total fund assets) were a negative contribution, particularly Mexico. Our relative performance was enhanced, however, by the underweight position in Japan as well as our overweight position in Switzerland.

Q.  HOW DO YOU PICK STOCKS?

A. We do not manage the portfolio on a top down basis and therefore do not favor or avoid regions. We pick stocks and companies that we believe have inexpensive growth characteristics. Given our stock picking style we are finding attractive opportunities in Continental Europe and the Emerging Markets. We have more difficulty finding attractive stocks in the U.S. and Japan.

Q.  WHAT IS YOUR OUTLOOK FOR ECONOMIES AROUND THE WORLD IN THE UPCOMING YEAR?

A. The U.S. is likely to settle into a slower growth phase with the possibility of further rate cuts, given that it is an election year. We also believe that earnings momentum will slow and will be a drag on share prices. European economies have lagged the U.S. by 1 to 2 years and we believe that the recent economic slow down resulting from a build up of inventories of capital and other goods, will be over by the first half of 1996 and growth should resume in Europe. Now that the U.S. dollar has strengthened some and we have seen rate cuts in the U.S., there is considerable scope for rate cuts in the European region.In Japan, we expect the economic turnaround to be established, however our forecasts are for slower than consensus growth. The consumer sector is the most promising as the savings rate is high and deflation increases purchasing power. Exports might also do well but will be driven by yen movement.The Pacific Rim (11.8% of total fund assets) continues to benefit from robust growth, however there is a possibility of the economy growing too fast in countries like Malaysia and Thailand. We like the outlook for Indonesia and the Philippines better. Hong Kong may prove to be interesting with it's ties to China. The macro environment in China has stabilized with inflation falling below 10%.

Q.  HOW WILL YOU POSITION THE FUND GOING FORWARD?

As always, we will continue to focus on stocks that we believe can deliver consistent growth at a reasonable price, regardless of the economic environment. We remain committed to our stock picking discipline, ready to take advantage of investment opportunities offered by markets.

[GRAPHIC]
PHOTO RALPH LAYMAN

                                                 ELFUN GLOBAL FUND

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

[GRAPHIC]

LINE CHART

Data for line chart to follow:



            ELFUN GLOBAL
______________________________
          ELFUN        MSCI
          GLOBAL      WORLD
_____________________________
1987      10,000      10,000
1988      10,990      12,330
1989      13,705      14,377
1990      12,526      11,933
1991      14,380      14,116
1992      15,228      13,382
1993      20,086      16,393
1994      19,965      17,229
1995      23,160      20,796




Average Annual Total Return
for the periods ended December 31, 1995

                                 ONE       FIVE           SINCE
                                YEAR       YEAR       INCEPTION
_________________________________________________________________

Elfun Global Fund             16.03%     13.09%          11.09%
MSCI World                    20.71%     11.74%           9.58%

                           INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital and future income consistent with prudent management and preservation of capital. The Fund invests principally in equity securities issued by companies located in both developed and developing countries throughout the world.

                      *Lipper Performance Comparison
                     BASED ON 12/31/95 TOTAL RETURNS
                         GLOBAL STOCK PEER GROUP


                                             ONE              FIVE
                                             YEAR             YEAR
__________________________________________________________________
  Fund's rank in peer group:                 98                17
  Number of Funds in peer group:            205                51
  Peer group average total return:        16.47%            12.24%
  Lipper categories in peer group:         GLOBAL, GLOBAL FLEXIBLE,
                                            GLOBAL SMALL COMPANY.

*SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


             TOP TEN LARGEST HOLDINGS
           AS A PERCENTAGE OF NET ASSETS
                AT DECEMBER 31, 1995

Total S.A (Class B)                           2.81%
Secom Co.                                     2.39%
BBC Brown Boveri                              2.36%
Colgate Palmolive Co.                          2.36%
Nestle S.A.                                   2.32%
Veba AG                                       2.18%
Suzuki Motor Co.                              2.16%
Carrefour                                     1.96%
DDI Corp.                                     1.96%
Roche Holdings AG                             1.96%



SEE PAGE 39 FOR NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE RESULTS.

    SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1995

ELFUN GLOBAL FUND

[GRAPHIC]
PIE CHART
Data for pie chart to follow:

Cash And Other           4.0%
Other Regions            4.5%
United States           23.1%
Japan                   13.6%
Europe                  43.0%
Pacific Rim             11.8%



                                 NUMBER
                              OF SHARES              VALUE
___________________________________________________________
___________________________________________________________

COMMON STOCK--96.0%
Australia--1.8%
Burns Philip & Co.            1,152,209            $ 2,578

AUSTRIA--3.9%
Creditanstalt Bankverein         19,588              1,007(a)
Flughafen Wien AG                11,002                742
Omv AG                           12,577              1,092
VA Technologie AG                21,279              2,702
                                                     5,543
BRAZIL--0.9%
Brasmotor S.A.                3,094,000                614
Ceval Alimentos S.A.         62,968,000                719
                                                     1,333

DENMARK--1.6%
ISS (Series B)                   37,542                845
Tele Danmark AS (Series B)       27,383              1,494
                                                     2,339

[GRAPHIC]
FRENCH FLAG

FRANCE--9.8%
Banque Nationale Paris           17,920                808
Banque Nationale Paris
 (Privitisation)                 14,742                665(a)
Carrefour                         4,604              2,793
Coflexip ADR                    121,172              2,287
Technip                          15,645              1,077
Total S.A. (Class B)             59,261              4,000
Valeo                            49,031              2,271(a)
                                                    13,901

GERMANY--4.9%
Gehe AG                           2,782              1,416
Gehe AG (new)                       514                254(a)
Sap AG                           14,947              2,261
Veba AG                          73,039              3,101
                                                     7,032

[GRAPHIC]
HONG KONG FLAG

HONG KONG--6.0%
Consolidated Electric Power     827,900               1,504(a)
Giordano International        2,596,000               2,216
Hutchison Whampoa Ltd.          304,400               1,854
National Mutual Asia          1,207,000               1,093
Television Broadcasts
 Ltd. ADR                       515,000               1,835
                                                      8,502

INDONESIA--0.8%
Astra International             529,500               1,100

ITALY--3.0%
Imi                              94,194                 593
Istituto Mobiliare Italiano       9,241                 174
Stet                            245,997                 696
Stet (Savings)                  790,098               1,612
Telecom Italia Mob              638,844               1,124
                                                      4,199

[GRAPHIC]
JAPAN FLAG

JAPAN--13.6%
Canon Inc.                      152,000               2,753
DDI Corp.                           360               2,789
Ito Yokado Co.                   31,000               1,910
Murata Manufacturing Co.         57,000               2,098
Omron Corp.                      36,000                 830
Rohm Co.                         44,000               2,484
Secom Co.                        49,000               3,407
Suzuki Motor Corp.              276,000               3,074
                                                     19,345

_____________
See Notes To Schedules of Investments and Financial Statements


                                         -4-




    SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1995



                                 NUMBER
                              OF SHARES              VALUE
__________________________________________________________

MALAYSIA--0.9%
AMMB Holdings Berhad            118,000              $1,347

MEXICO--2.3%
Grupo Carso S.A. (Series A)     224,238               1,213(a)
Grupo Carso S.A. de C.V. ADR     68,669                 730(a,b)
Grupo Financiero Bancomer
 ADR (Series C)                  90,914                 523(a,b)
Grupo Televisa S.A. de
 C.V. ADR                        33,480                 753
                                                      3,219

NETHERLANDS--1.7%
International Nederlanden        32,142               2,147
Nutricia Verenigde Bedrijven      3,771                 305
                                                      2,452

NORWAY--1.7%
Petroleum Geo Services           98,806               2,449(a)

PHILIPPINES--0.6%
San Miguel Corp.                238,000                 812

SOUTH AFRICA--1.3%
Iscor                         2,013,417               1,812

SOUTH KOREA--1.0%
Korea Electric Power             34,486               1,369(a)

SPAIN--0.6%
Sevillana De Electricidad       112,874                 877

SWEDEN--2.6%
Astra AB                         27,175               1,077
Autoliv AB                       30,399               1,776
Electrolux AB (Series B)         20,735                 851
                                                      3,704

[GRAPHIC]
SWISS FLAG

SWITZERLAND--7.7%
BBC Brown Boveri                 2,885               3,352
Nestle S.A.                      2,989               3,306
Roche Holdings AG                  352               2,785
Schw Ruckversicher               1,359               1,581
                                                    11,024

THAILAND--0.8%
Thai Farmers Bank              111,520               1,125

UNITED KINGDOM--5.4%
BPB Industries                 285,747               1,327
Medeva                         406,763               1,706
Reed International             160,466               2,446
Takare                         201,545                 563
Thorn Emi                       70,373               1,657
                                                     7,699

[GRAPHIC]
UNITED STATES FLAG

UNITED STATES--23.1%
Airgas Inc.                     35,556               1,182(a)
Allied Signal Inc.              58,311               2,770
Chrysler Corp.                  20,787               1,151
Citicorp                        34,788               2,340
Colgate Palmolive Co.           47,680               3,351
Countrywide Credit Industries   54,615               1,188
Ecolab Inc.                     75,413               2,262
First Data Corp.                34,787               2,326
Intel Corp.                     16,103                 914
International Business
 Machines                        9,308                 854
International Paper Co.         39,591               1,500
Medaphis Corp.                  32,928               1,218
Motorola Inc.                   32,966               1,879
Sensormatic Electronics Corp.   32,088                 558
Sunrise Medical Inc.            99,208               1,835(a)
Toys 'R Us                      45,998               1,001(a)
Travelers Group Inc.            34,498               2,169
Ucar International Inc.         27,324                 922(a)
Wheelabrator Technologies Inc. 161,330               2,702
Zebra Technologies Corp.
 (Class A)                      21,568                 733(a)
                                                    32,855

TOTAL COMMON STOCK
        (COST $119,844)                            136,616

[GRAPHIC]

Sample Icon

ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE
ELFUN GLOBAL FUND AT DECEMBER 31, 1995.


_____________
See Notes To Schedules of Investments and Financial Statements

                                              -5-



                            ELFUN GLOBAL FUND (DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                        AMOUNT              VALUE
_________________________________________________________________

SHORT TERM INVESTMENTS--4.7%
_________________________________________________________________

U.S. GOVERNMENT AGENCIES--0.7%

Federal Farm Credit Bank
5.72%    01/02/96                       $1,000            $1,000(d)
_________________________________________________________________

REPURCHASE AGREEMENT--4.0%
_________________________________________________________________
State Street Bank and Trust Co.
5.75%    01/02/96                        5,600             5,600
        (dated 12/29/95, proceeds
 $5,604, collateralized by
 $5,713 United States Treasury
 Note, 9.25%, 2/01/16)

TOTAL SHORT TERM INVESTMENTS
         (COST $6,600)                                    6,600

OTHER ASSETS AND LIABILITIES,
 NET (0.7%)                                                (954)
                                                       _________
NET ASSETS -- 100%                                     $142,262
                                                       _________
                                                       _________


__________________
See Notes to Schedules of Investments and Financial Statements

                                          NOTES TO PERFORMANCE (UNAUDITED)

Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and principal value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

A portion of the Elfun Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500), MSCI World Index, Lehman Brothers Aggregate Bond Index (LBKL), and the 90 Day U.S. Treasury Index (90 day T-bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI World Index is a composite of 1,579 stocks of companies in 22 countries representing the European, Pacific Basin and American regions. The MSCI World Index is widely used by global investors. The Lehman Brothers Aggregate Bond Index is a composite index of short, medium, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Lehman Brothers Municipal Bond Index is a composite of investment-grade (Baa or greater), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market. The 90 Day U.S. Treasury Index is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

Broad market index returns are calculated from the nearest month end to the Funds' inception date for funds with less than ten years of performance. The Donoghue yields represent the average yields of 772 taxable money market funds.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and Elfun Money Market which is not in the Wall Street Journal). The actual number of funds and numerical rankings in these universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service located in Summit, Jersey.

General Electric Investment Corporation agreed to limit certain fees and expenses of the Elfun Global, Elfun Diversified and Elfun Money Market Fund in prior years, as described in detail in the Funds' prospectus. In the absence of these limitations, the total returns for the Elfun Global and Elfun Diversified Funds would have been lower for the 5 year and since inception periods and for the Elfun Money Market Fund, the 5 year and since inception period would have been 4.48% and 4.80% respectively.

The Funds' portfolios are actively managed and their composition will vary over time. The specific holdings cited throughout the report are for illustrative purposes only and may not represent current or future investments of the Funds. They are not intended to constitute a recommendation to purchase or sell any particular security. See the prospectus for complete descriptions of investment objectives, policies and permissible investments.

                     NOTES TO SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)

(a)    Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $1,253, $665 and $6,192 or 0.9%, 0.9% and 2.8% of net
       assets for the Elfun Global Fund, Elfun Diversified Fund and Elfun Income Fund, respectively.

(c) Settlement is on a delayed delivery or when issued basis with final maturity to be announced (TBA) in the future.

(d)    Coupon amount represents effective yield.

(e) Floating rate coupon. The stated rate represents the rate at December 31, 1995.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the principal only holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) Restricted securities. Securities are not registered under the Securities Act of 1933, or have contractual or legal restrictions to resale. Dates of acquisition and costs are shown in parentheses after the titles of the restricted securities. The Fund does not intend to register these securities and therefore should not bear any costs of registration. These restricted securities are fair valued by officers of the Funds under procedures authorized by the Trustees. At December 31, 1995, the fair value of these restricted securities represented $4,000 or 0.3% of net assets of Elfun Trusts.

(i) Adjustable rate mortgage coupon. The stated rate represents the rate at December 31, 1995.

(j)    All or a portion of security out on loan.


ABBREVIATIONS:

ITL          --  Italian Lira

ADR          ---  American Depository Receipt

AMBAC        ---  AMBAC Indemnity Corporation

BIG          ---  Bond Investment Guarantee

FSA          ---  Financial Security Assurance

MBIA         ---  Municipal Bond Insurance Association

REMIC        ---  Real Estate Mortgage Investment Conduit

                                                        FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:


ELFUN GLOBAL FUND                             1995      1994      1993      1992      1991
__________________________________________________________________________________________
Net asset value, beginning of year          $15.58    $16.48    $12.80    $12.63    $11.13

INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
 Net investment income                        0.23      0.21      0.18      0.18      0.14
 Net realized and unrealized
  gains (losses) on investments               2.27     (0.32)     3.90      0.57      1.51
__________________________________________________________________________________________

TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS                        2.50     (0.11)     4.08      0.75      1.65
__________________________________________________________________________________________

LESS DISTRIBUTIONS FROM:
 Net investment income                        0.19      0.19      0.12      0.17      0.15
 Net realized gains                           1.24      0.60      0.28      0.41      0.00
__________________________________________________________________________________________

TOTAL DISTRIBUTIONS                           1.43      0.79      0.40      0.58      0.15
__________________________________________________________________________________________

NET ASSET VALUE, END OF YEAR                $16.65    $15.58    $16.48    $12.80    $12.63
__________________________________________________________________________________________

TOTAL RETURN                                 16.03%    (0.63%)   31.88%     5.94%    14.81%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (in thousands)                         $142,262   $126,196   $83,196   $38,469   $25,029
 Ratio of net investment income
  to average net assets                      1.36%      1.44%     1.42%     1.52%     1.58%
 Ratio of expenses to
  average net assets                         0.34%      0.38%     0.31%     0.60%     0.98%
 Portfolio turnover rate                       55%        30%       43%       63%      100%
__________________________________________________________________________________________


____________________
See Notes To Financial Statements

STATEMENT OF ASSETS
AND LIABILITIES

DECEMBER 31, 1995 (AMOUNTS IN THOUSANDS)

                                                 ELFUN
                                                GLOBAL
                                                 FUND

ASSETS

 Investments in securities, at market
  (Cost $119,844, $652,502, $58,326,
  $1,180,703, $252,350, and
  $0, respectively)                             $136,616

 Short term investments
 (at amortized cost)                               6,600
 Cash                                                 59
 Foreign currency
  (cost $924, $14, $123,
 $0, $0, and $0, respectively)                       921
 Receivable for investments sold                     125
 Dividends receivable                                 64
 Interest receivable                                   3
 Tax reclaim receivable                              179
 Receivable for fund shares sold                     289
 Variation margin receivable                           0
________________________________________________________

  TOTAL ASSETS                                   144,856
________________________________________________________

LIABILITIES
 Options written, at market
  (Premium received $0, $46,
  $0, $0, $0,
  and $0, respectively)                                0
 Distributions payable to shareholders                 0
 Payable upon return of securities loaned              0
 Payable for investments purchased                 2,283
 Payable for fund shares repurchased                 145
 Payable to GEIC                                     166
 Variation margin payable                              0
________________________________________________________

  Total liabilities                                2,594
________________________________________________________

NET ASSETS                                      $142,262
________________________________________________________

NET ASSETS CONSIST OF:
 Capital paid in                                $125,531
 Undistributed net
  investment income                                    7
 Accumulated net realized
  gain (loss)                                       (46)
 Net unrealized appreciation
  (depreciation) on:
  Investments                                     16,772
  Futures                                              0
  Written options                                      0
  Foreign currency transactions                      (2)
________________________________________________________

NET ASSETS                                      $142,262
________________________________________________________

Shares outstanding (Par value
 $10, $10, $10, $10,
 $10, and $1, respectively)                        8,546

Net asset value, offering
 and redemption
 price per share                                  $16.65

________________
See Notes to Financial Statements

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1995
(AMOUNTS IN THOUSANDS)


                                         ELFUN
                                        GLOBAL
                                         FUND
INVESTMENT INCOME
 INCOME:
  Dividends                            $2,140
  Interest                                356
  Less: Foreign taxes withheld           (185)
______________________________________________

TOTAL INCOME                            2,311
______________________________________________

 EXPENSES:
  Administrative expenses                 118
  Shareholder servicing
   agent expenses                          70
  Transfer agent expenses                 115
  Custody and accounting                   43
  Professional fees                        32
  Registration, filing, printing and
   miscellaneous expenses                  84
______________________________________________

 TOTAL EXPENSES                           462
______________________________________________

 NET INVESTMENT INCOME                  1,849
______________________________________________

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

 REALIZED GAIN (LOSS) ON:
  Investments                           9,739
  Futures                                   0
  Written options                           0
  Foreign currency transactions          (383)

  INCREASE (DECREASE) IN
   UNREALIZED APPRECIATION/
   DEPRECIATION ON:

  Investments                           8,334
  Futures                                   0
  Written options                           0
  Foreign currency transactions             2
______________________________________________

  Net realized and unrealized gain
   (loss) on investments               17,692
______________________________________________

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS           $19,541
______________________________________________



________________
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
 (AMOUNTS IN THOUSANDS)

                                               ELFUN
                                               GLOBAL
                                                FUND
                                        1995           1994
_______________________________________________________________

INCREASE IN NET ASSETS
 OPERATIONS:
  Net investment income               $1,849         $1,631
  Net realized gain (loss)
   on investments,
   futures, written options,
   and foreign
   currency transactions              9,356          4,480
  Net increase (decrease) in
   unrealized appreciation
   /depreciation                     8,336          (8,261)
_______________________________________________________________

  Net increase (decrease)
   from operations                  19,541          (2,150)
_______________________________________________________________

 DISTRIBUTIONS TO UNITHOLDERS FROM:
   Net investment income            (1,493)         (1,493)
   Net realized gains               (9,751)         (4,604)
_______________________________________________________________

 TOTAL DISTRIBUTIONS               (11,244)         (6,097)
_______________________________________________________________

  Increase (decrease) in net assets from
   operations and distributions      8,297          (8,247)
_______________________________________________________________

 SHARE TRANSACTIONS:
   Proceeds from sale of shares     20,479          62,681
   Value of distributions
    reinvested                      10,633           5,801
   Cost of shares redeemed         (23,343)        (17,235)
_______________________________________________________________

  Net increase (decrease) from
   share transactions                7,769          51,247
_______________________________________________________________

 TOTAL INCREASE (DECREASE)
  IN NET ASSETS                     16,066          43,000

NET ASSETS
  Beginning of year                126,196          83,196
_______________________________________________________________

  End of year                     $142,262        $126,196
_______________________________________________________________

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT
 INCOME, END OF YEAR                    $7              $0


CHANGES IN FUND SHARES

FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
(AMOUNTS IN THOUSANDS)

Shares sold                          1,205           3,704
Issued for distributions
 reinvested                            640             374
Shares redeemed                     (1,397)         (1,028)
_______________________________________________________________

Net increase in Fund shares            448           3,050
_______________________________________________________________


_________________
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)

  1. ORGANIZATION OF THE FUNDS

The Elfun Funds (the "Funds") are registered under the Investment Company Act of 1940 (as amended) ("the 1940 Act") as diversified, open-end management investment companies and are authorized to issue an unlimited number of shares. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer.

Short term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates market value.

Portfolio positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Trustees.

Elfun Money Market Fund values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates market value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases the Funds are required to hold collateral (cash, U.S. Government securities or other liquid, high grade debt obligations) with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities are denominated in foreign currency and translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the

                   NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)


net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, as a result of changes in the exchange rate.

INCOME TAXES

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, tax-exempt income, and gains to its shareholders and therefore no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. At December 31, 1995, the Elfun Income Fund had a capital loss carryover of $614,528. The carryforward expires December 31, 2002.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and premi ums on tax exempt bonds are amortized to call or maturity date, whichever is shorter using the effective yield method. On tax exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax exempt bonds purchased after April 30, 1993, both market discount and original issue discount are amortized.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by the Investment Advisor and reimbursed by the Funds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare investment income dividends daily (paid monthly). Elfun Global Fund, Elfun Trusts, and Elfun Diversified Fund declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Portfolios' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment

                        NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)


income per share in the Financial Highlights table excludes these adjustments.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("Forward".) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

REPURCHASE AGREEMENTS

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

FUTURES AND OPTIONS

The Funds, other than the Elfun Money Market Fund, may invest in futures contracts and may purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates.
Risks also may arise if there is an illiquid secondary market for the instruments, or due to the inability of counterparties to perform. The Funds will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to equitize a cash position, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund involved.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

SECURITY LENDING

The Funds may loan securities to well known and recognized U.S. and foreign brokers and banks and receive a lenders fee. These fees are included in interest income. The loans of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The collateral will be segregated and maintained at all times with the custodian and must be equal to the current value of the securities loaned. In the event the counterparty

                              NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)


(borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

  3. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 1995 the Funds incurred expenses for the cost of services directed by General Electric Company's wholly owned subsidiary, General Electric Investment Corporation ("GEIC"), as Investment Advisor and for services GEIC rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statement of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

  4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
        (DOLLARS IN THOUSANDS)

Aggregate gross unrealized appreciation/depreciation of investments for each Fund at December 31, 1995, were as follows:


                               GROSS            GROSS            NET
                             UNREALIZED       UNREALIZED      UNREALIZED
                            APPRECIATION     DEPRECIATION    APPRECIATION
__________________________________________________________________________
    Elfun Global Fund         $ 23,483           $ 6,711       $ 16,772
    Elfun Trusts               557,006             7,414        549,592
    Elfun Diversified
      Fund                      15,269               861         14,408
    Elfun Tax-Exempt
    Income Fund                105,517                 0        105,517
    Elfun Income Fund            7,073               403          6,670

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1995.
  5. OPTIONS
   (DOLLARS IN THOUSANDS)


During the year ended December 31, 1995 the following option contracts were written:

                              ELFUN TRUSTS         ELFUN DIVERSIFIED FUND
                        ________________________  ___________________________

                             NUMBER                      NUMBER
                       OF CONTRACTS      PREMIUM    OF CONTRACTS      PREMIUM
_______________________________________________________________________________
    Balance as of
    December 31, 1994          100          $18           0             $0
    Written                    250           62         694            157
    Closed and Expired        (200)         (34)       (300)          (155)
    Exercised                    0            0        (394)            (2)
                              _____         ____        ____           ____
    Balance as of
    December 31, 1995          150           $46          0             $0
                              _____         ____        ____           ____
                              _____         ____        ____           ____

                                        ELFUN INCOME FUND
                                   ________________________
                                      NUMBER
                                 OF CONTRACTS        PREMIUM
____________________________________________________________
    Balance as of
    December 31, 1994                 0               $ 0
    Written                       9,600                48
    Closed and Expired           (8,680)              (44)
    Exercised                      (920)               (4)
                                  ______             _____
    Balance as of
    December 31, 1995                 0               $ 0
                                  ______             _____
                                  ______             _____

                           NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)

  6. INVESTMENT TRANSACTIONS
    (DOLLARS IN THOUSANDS)

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations, short-term investments and options, for the year ended December 31, 1995, were:


                                      PURCHASES      SALES
___________________________________________________________

    Elfun Global Fund                  $73,633     $71,036

    Elfun Trusts                       152,278     160,471

    Elfun Diversified Fund              19,008      16,175

    Elfun Tax-Exempt
     Income Fund                       739,434     701,038

    Elfun Income Fund                  402,790     427,114


The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the year ended
December 31, 1995, were:


                                        PURCHASES     SALES
____________________________________________________________

    Elfun Trusts                           $ 0       $5,448

    Elfun Diversified Fund              42,112       41,083

    Elfun Income Fund                  463,603      420,805

  7. SECURITY LENDING

At December 31, 1995, the Elfun Income Fund loaned securities having a value, including accrued interest, of approximately $39,694,174 and received $40,478,335 in cash and letters of credit as collateral for the loans. Cash collateral received is invested in high grade liquid debt obligations and short term investments at December 31, 1995.

                                                INDEPENDENT AUDITORS' REPORT

[GRAPHIC]

Logo for KPMG Peat Marwick LLP

TO THE BOARD OF TRUSTEES AND
SHAREHOLDERS OF THE ELFUN MUTUAL FUNDS:

We have audited the accompanying statements of assets and liabilities of the Elfun Global Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds, the results of their operations, the changes in their net assets and their financial highlights for the aforementioned periods, in conformity with generally accepted accounting principles.

                              /s/KPMG Peat Marwick
                                 KPMG Peat Marwick

New York, New York
February 8, 1996

                                      ELFUN FUNDS INVESTMENT TEAM

PORTFOLIO MANAGERS

ELFUN GLOBAL FUND
Ralph R. Layman

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
David B. Carlson
Robert A. MacDougall

ELFUN TAX-EXEMPT INCOME FUND
Robert R. Kaelin

ELFUN INCOME FUND
Robert A. MacDougall

ELFUN MONEY MARKET FUND
Robert A. MacDougall

TRUSTEES

Dale F. Frey
CHAIRMAN OF THE BOARD AND PRESIDENT,
GENERAL ELECTRIC INVESTMENT CORPORATION

Eugene K. Bolton
Michael J. Cosgrove
Ralph R. Layman
Alan M. Lewis
John H. Myers
Donald W. Torey

OFFICERS OF GENERAL ELECTRIC INVESTMENT CORPORATION


SECRETARY
Alan M. Lewis

INVESTMENT ADVISOR
General Electric Investment Corporation

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

CUSTODIAN
State Street Bank & Trust Company

SHAREHOLDER SERVICING AGENT
Address all inquiries to:
GE Investments
P.O. Box 8309
Boston, MA 02266-8309

                                             ELFUN FUNDS SERVICES

SERVICES FOR OUR SHAREHOLDERS:

    Elfun Inquiry Center         1-800-242-0134
    Dial Comm                        8*225-4040
    Toll                         1-203-326-4040

AUDIO RESPONSE SYSTEM:

To obtain information and process account transactions on your Elfun Funds:

  *  Call 1-800-242-0134

  *  Press 1 on your touch-tone phone to gain access

  *  Press 2 to obtain information on the Elfun Funds

  *  Then select an option below.

    PERSONALIZED SERVICES:
    Please press zero (0) on your touch-tone phone or please hold on your rotary dial phone to speak directly to an Inquiry Specialist in order to obtain:

                *  General Information

                *  Fund Exchanges

                *  Telephone Wire Redemption

                *  Change of Registration Instructions

                *  IRA Rollovers

                *  Check Reordering

    DAILY VALUE, YIELDS/PERFORMANCE              1-800-843-3359

_______________________________________________________________

     1                        2                       3
INFORMATION           SPECIFIC ACCOUNT           TRANSACTION
   ONLY                 INFORMATION               PROCESSING
_______________________________________________________________

     1                        1                       1
  TRANSFER                 ACCOUNT                 FUND
  BY MAIL                  BALANCE                 EXCHANGES
_______________________________________________________________

     2                        2                       2
  REDEEM                   LAST                    REDEMPTIONS
  BY MAIL                  TRANSACTION
_______________________________________________________________

     3                        3                       3
  CHANGE                   DUPLICATE               DUPLICATE
  ADDRESS                  STATEMENT               TAX FORMS
_______________________________________________________________

  4
  PRICE QUOTES
  LAST BUSINESS
  DAY & PERSONAL
  PRICE PORTFOLIO
_______________________________________________________________





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   BULK RATE
 U.S. POSTAGE
    PAID
   BOSTON, MA
PERMIT NO. 54201

ELFUN FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900


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